FINANCING AND PUBLIC SHARE LISTING
COOPERATION AGREEMENT
BETWEEN
EOS ASIA INVESTMENTS LTD.
AND

.

Party A: Eos Asia Investments Ltd. ("EOS")
甲方：伊奥斯亚洲投资有限公司（下称“伊奥斯”）

Party B: China Wind System Inc. (the "Company")
乙方：中国风能公司（下称“贵公司”）

The parties hereto agree to establish cooperation under the principle of equality and mutual benefit through friendly negotiation. This Agreement hereby standardizes the rights and obligations of the parties hereto during their cooperation. This Agreement shall have the same binding power upon Party A and Party B.
甲乙双方通过友好协商本着平等互利原则的基础上达成合作关系。本协议据此制定了关于合作期间的双方的权利和义务。本协议对于甲乙双方有着同等的效力。

I. COOPERATION PROJECT
合作项目

The parties hereto shall cooperate in good faith in the area of exploring and implementing a mutually beneficial financing and higher exchange public share listing in the United States. The parties hereto shall adhere to their agreements set forth below and provide active cooperation in the other party's work.
双方合作应当本着诚实信用的原则共同寻找和贯彻执行双赢的融资和升主板。甲乙双方应当坚持执行双方签订的协议并且为另一方的工作提供积极的配合。

II. COOPERATION TERM
合作期限

The parties agree their goal is to complete the financing and higher exchange public share listing in the United States within six months of the date of this agreement or as soon as otherwise possible to the satisfaction of both parties.
甲乙双方达成的目标是在协议签订之内起 6 个月内或者是尽可能的另双方满意的期限内完成资金的筹措和升主板的工作。

III. COOPERATION ROLES
合作角色

Party A, as the investor, shall propose and fund one or more financing options suitable to the Company and shall oversee and advise on the Company's higher exchange listing (AMEX, NASDAQ, or NYSE) and public company management.
作为投资人的甲方应当建议和提供一个或者更多的适合贵公司的融资选择，并且应当对公司主板挂牌(AMEX,NASDAQ,或 NYSE)和上市公司经营管理提供监督和建议。

Party B, as the investment and public company candidate, shall timely consider Party A's financing proposals and upon acceptance of one or more financing options shall facilitate the financing and seek for higher exchange public share listing process in accordance with the standards provided by Party A.
作为投资和上市公司候选人的乙方应当适时地考虑甲方融资的提议，在赞同一个或者多个融资选项的情况下，并且与甲方提供标准一致的条件下，乙方应当推动融资和升主板的进程。

IV. OBLIGATIONS OF THE PARTIES

双方的义务

Party A agrees to fund any financing it proposes that is accepted by the Company and passes Party A's audit, legal, and due diligence process.

甲方的投资方案可被目标公司接受，目标公司须通过甲方审计和法律尽职调查。

Party B agrees to provide open access to the Company's financial, operating and legal records, business plan, senior management and facilities.

乙方同意提供完整的公司财务、运作、法律记录、商业计划、高级管理层和基础设施等信息。

In consideration of Party A's considerable time and expense necessary to properly evaluate the Company and to partially offset Party A's costs of its advice and preparing various financing proposals for the Company, Party B agrees to pay Party A monthly nonrefundable consulting fees of $31,662.50 for a term of six months, subject to the following provisions. Except for: In regards to the separate loan agreement between the Company and Eos, Eos shall have the option to accept cash or stock repayment. If stock repayment is chosen at a per share price of $.60, then the interest installment and consulting fees for that specific month ONLY shall be waived. This agreement may be terminated by the Company at any time and without prior notice if and to the extent that the 17.4% subordinated note due April 2009 is either paid or Eos Holding LLC has exercised its rights under a certain Pledge and Conversion Right Agreement dated the date of this Agreement. No further payment shall be made pursuant to this Agreement following termination. Notwithstanding the foregoing, in the event that the Note is not paid at maturity, this Agreement , including $31,662.50 monthly consulting fees payable by Party B to Party A, shall continue in effect until the Note is paid in full.

The purchaser of the loan also understands that the Company may repay, in whole, the Note at any time prior to the Maturity Date, as defined in the Note, upon five (5) days' oral or written prior notice to the Purchaser. This consulting agreement will also be terminated upon such repayment.

Both parties agree that all other expenses prior to the signing of an official investment letter of intent shall be born individually and are not subject to any reimbursement by either party.

考虑到甲方对于正确的评价贵公司投入了大量的时间和必要的咨询费用并且部分的弥补甲方为了贵公司准备大量融资提议所花费的费用，乙方同意支付甲方至少六个月每月 31, 662.50 美金(或 189,975 美金)作为不可退还的顾问费用。除非伊奥斯可选择用股票或现金来对其进行偿还。若其选择每股 0.6 美金的股票来偿还，则不收取当月的利息和咨询费。购买人理解公司可以在到期日之前的任何时间偿还此债券。公司应提前 5 天向购买人做出出面或口头通知。在公司偿还的同时，此咨询协议终止。协议双方同意在签署正式投资意向书之前的所有费用将由双方各自承担并且不会要求另外一方偿还。

V. CONFIDENTIALITY

保密协议

1. For the purposes of this Agreement, "Proprietary Information" means any information obtained by one party from the other party (the "Disclosing Party") during their cooperation which was developed, created or discovered by the Disclosing Party and is commercially valuable to the Disclosing Party's business. Proprietary Information includes without limitation trade secrets, computer programs, design technology, ideas, know-how, techniques, data, business and product development plans, customer and supplier information and other information related to the business of the Disclosing Party, or confidential information obtained by the Disclosing Party from others. The Parties acknowledge that the Disclosing Party shall own such Proprietary Information, and such Proprietary Information is of significant importance to the Disclosing Party.

在本协议中，"保密信息"指的是一方从另外一方（成为"信息来源方"）在他们合作期间获得的任何信息，这些信息是由"信息来源方"发展，产生或者发现的，同时这些信息对于信息来源方具有一定的商业价值。保密信息包括无局限性的商业秘密、计算机程序、设计技术、想法、专门知识、技巧、数据、商业和产品发展计划、消费者和供应商信息以及其他与信息来源方商业有关的信息或者由信息来源方从其他处获取的保密信息。协议双方明白信息

来源方拥有这些保密信息并且这些保密信息对于信息来源方而言特别重要。

2. Without prior written consent of the Disclosing Party, the other party shall keep any such Proprietary Information in confidence and may not use or disclose to any person or entity such Proprietary Information, except for normal performance of the obligations provided hereunder.
如果没有信息来源一方的书面同意，另外一方应当保守保密信息，不向任何个人和实体使用或者泄露保密信息除非由于在本协议下规定的义务的履行的需要。

3. Both Parties shall bear non-disclosure responsibility for this cooperation and the details of this Agreement. Without the prior written consent of the other party, either party shall not disclose such cooperation and details of this Agreement to any third party.
协议双方对于合作和协议的细则都有保密的责任。无一方书面的同意，另一方都不得向第三方透露合作和本协议的细则。

VII. LIABILITY FOR BREACH
违约责任

1. If any party's breach of this Agreement causes this Agreement to become unenforceable, the non-breaching party shall be entitled to terminate this Agreement and require compensation for any losses thus incurred. Regardless of any party's breach of this Agreement, Party B must pay Party A a minimum $189,975 consulting fees, provided that there shall be no minimum fee if the Note is paid in full prior to the completion of the six month term under this Agreement. Any late payment of consulting fees by Party B shall incur late fees of 5% per month payable to Party A.
如果任何一方违反了本协议并且导致本协议无妨执行，守约方有权终止本协议并且要求违约方赔偿由此产生的损失。不管任何一方违反本协议，乙方必须支付甲方至少 189,975 美金的顾问费. 如果乙方在到期日之前偿还此债券，的 6 个月结束前终止，最低顾问费用应该免除。乙方任何迟付的顾问费应产生每月 5%的滞纳金支付给甲方.

VIII. TERM OF THIS AGREEMENT
协议期限

This Agreement shall become effective as of the date of its execution below and be effective for six months.
本协议自执行之日起有效，有效期为六个月。

IX. MISCELLANEOUS
其他事项

1. Any outstanding matter shall be addressed by both parties through friendly negotiation.
任何其他的事项应当由双方经过友好协商来处理。

2. If any dispute arises relating to the content or performance of this Agreement, the parties shall settle it through friendly consultation; if the consultation fails to resolve the dispute, either party may bring a lawsuit before a Chinese court with due jurisdiction.
双方如果产生有关于协议执行或者内容方面的争议，应当友好磋商解决，如无法达成协议，则任何一方可以向有管辖权的中国法院提起诉讼。

3. This Agreement is made in duplicate and each party shall hold one copy. Each copy shall have the same legal effect.
本协议一式两份，双方各持有一份。每份协议有同等的效力。

4. This Agreement is being executed in English and Chinese. In the event of any conflict or inconsistency, the English version shall govern and be controlling.

Executed and agreed on this 17_ day of _Oct.__, 2008, by:
本协议于__08_年__10_月__17_日起生效：
Party A: Eos Asia Investments Ltd. (seal)
甲方：伊奥斯亚洲投资有限公司（签章）

By: /s/ Jon Carnes
由：

Name: Jon Carnes
姓名：

Title: President
职务：

Party B:China Wind System Inc.
乙方：中国风能公司

By: /s/ Jianhua Wu
由： 吴建华

Name: Jianhua Wu
姓名：

Title: CEO
职务：